Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Kexi Xu, President and CFO of Global Assets & Services, Inc. (the "Company"), certify that:

1. The Quarterly Report on Form 10QSB of the Company for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated:  November 22, 2004      Officer:   Kexi Xu

                                        Name:       /s/ Kexi Xu
                                                    ----------------------------
                                        Position:  President, CEO, CFO